UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2021 (April 14, 2021)

Archimedes Tech SPAC Partners Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40193	86-1286799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560 4753

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one subunit and one-quarter of one warrant	ATSPU	The Nasdaq Stock Market LLC

Subunits included as part of the units, each consisting of one share of common stock, $0.0001 par value, and one-quarter of one warrant	ATSPT	The Nasdaq Stock Market LLC

Common stock, par value $0.0001 per share	ATSP	The Nasdaq Stock Market LLC

Redeemable warrants	ATSPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Separate Trading of Units, Subunits and Warrants

On April 12, 2021, Archimedes Tech SPAC Partners Co. (the “Company”) announced that, commencing on April 14, 2021, the holders of units issued in its initial public offering (the “Units”), each consisting of one subunit (“Subunit”) and one-quarter of one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of the Company’s common stock par value $0.0001 per share (“Common Stock”) for $11.50 per share, may elect to separately trade the Subunits and Warrants included in the Units. The Units not separated will continue to trade on the Nasdaq Capital Market under the symbol “ATSPU.” The Subunits and Warrants are expected to trade on the Nasdaq Capital Market under the symbols “ATSPT” and “ATSPW,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Subunits and Warrants. Each Subunit consists of one share of Common Stock and one-quarter of one Warrant. The Subunits will not separate into shares of Common Stock and Warrants unless and until the Company consummates an initial business combination.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated April 12, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Archimedes Tech SPAC Partners Co.

	By:	/s/ Long Long
		Name:	Long Long
		Title:	Chief Financial Officer

Dated: April 16, 2021

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